UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-24047

IDIRECT MULTI-STRATEGY FUND, LLC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

INDIRA MAHADEO, ICAPITAL FUND ADVISORS LLC

60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 994-7400

DATE OF FISCAL YEAR END: 3/31

DATE OF REPORTING PERIOD: 3/31/26

Item 1. Reports to Stockholders.

(a) See Attached

iDirect
MULTI-STRATEGY FUND

iDirect Multi-Strategy Fund, LLC
Annual Report

March 2026

iDirect Multi-Strategy Fund, LLC

March 31, 2026

Table of Contents

Letter to Shareholders (Unaudited)	1
Report of Independent Registered Public Accounting Firm	6
Change in Independent Registered Public Accounting Firm (Unaudited)	7
Portfolio Review (Unaudited)	8
Portfolio of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	16
Supplemental Information	26
Privacy Notice	28

iDirect Multi-Strategy Fund LLC – March 2026 Annual Report Shareholder Letter

INVESTMENT APPROACH:

The iDirect Multi-Strategy Fund, LLC (“iDHF” or the “Fund”) seeks to deliver long-term capital appreciation while limiting volatility and correlation to traditional assets by investing in a portfolio of hedge funds (the “Portfolio Funds”). The Adviser believes these Portfolio Funds will generate attractive risk-adjusted performance that is largely uncorrelated to traditional assets. The Adviser invests in hedge funds managed by established fund managers with sound business models, experienced investment personnel, strong management teams, the ability to scale and whose interests are aligned with their investors. The Fund currently invests in Portfolio Funds whose investing approaches can be categorized as Multi-Strategy, Global Macro or Quantitative Strategies.

PERFORMANCE OVERVIEW:

The Fund returned +9.06% (Class I) and +7.48% (Class A) for its shareholders for the fiscal year ended March 31, 2026.1 The Fund’s gains exceeded the returns of traditional fixed income markets (Bloomberg Global Aggregate Index +4.26%, “Global Agg”) and trailed the returns of traditional equity markets (MSCI World Index +18.90%, “MSCI”) and other hedge funds, as measured by the HFRI Fund Weighted Composite Index (“HFRI”, +13.97%).2

PERFORMANCE AND PORTFOLIO DISCUSSION:

iDHF produced consistent positive returns as it recorded positive net performance in eleven of the twelve months for the fiscal year ended March 31, 2026.

We believe the combination of investment strategies and uncorrelated nature of iDHF and its underlying Portfolio Funds contributed to attractive performance results.3  All but one of iDHF’s underlying Portfolio Funds generated positive returns over the period which ranged from -0.22% to +21.02% and the Fund made positive contributions from each of its three strategy allocations.

The most positive attribution was driven by Multi-Strategy managers, which continued to represent the core part of the Fund’s portfolio. The strategy allocations as of March 31, 2026 were 68% Multi-Strategy, 15% Global Macro and 13% Quantitative Strategies; the Fund’s cash allocation was 4%.4

There were no changes to the underlying Portfolio Fund managers during the fiscal year.

MARKET OVERVIEW:

We believe the backdrop for multi-strategy investing should remain favorable as several cross currents ripple through the markets. Growth and accommodative central bank policy may continue to support markets, despite renewed concerns over rising inflationary pressures. At the same time, geopolitical tensions, ongoing trade fragmentation and elevated asset valuations further cloud the market outlook. This is likely to result in continued volatility both across and within asset classes, providing an attractive backdrop for globally diversified funds to capture relative value trading opportunities.

1.	The inception date of the Class I shares is July 1, 2024 and the inception date of the Class A shares is December 2, 2024. Performance information shown includes performance before the Fund’s registration statement on Form N-2 became effective on August, 20, 2025 (the “Effective Date”). For a portion of the Fund’s operations prior to the Effective Date, the Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during that period, the Fund’s performance may have been adversely affected.

2.	Non-traded investments are not valued as frequently as traded markets, which impacts volatility measures. Additionally, there are significant liquidity difference between public and private equities, as public equities can provide liquidity and greater access to company information and private equities have a longer time horizon and are considered illiquid.

3.	Diversification does not ensure profit or protect against loss in a positive or declining market. There is no guarantee that iDirect Multi-Strategy Fund (iDHF) will achieve its objectives, generate profits or avoid losses. Past Performance does not guarantee future results.

4.	Fund holdings are subject to change.

INDEX DESCRIPTION

The indexes shown are for general market comparisons and is not meant to represent any actual fund. An index is unmanaged and not available for direct investment.

MSCI World Index: captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,310 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg Global Aggregate Bond Index: a flagship measure of global investment grade debt from a multitude local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

HFRI Fund Weighted Composite Index: a global, equal-weighted index of single-manager hedge funds that report to HFR Database. Constituent funds report monthly net of all fees performance in US Dollar and have a minimum of $50 Million under management or $10 Million under management and a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds.

IMPORTANT INFORMATION

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND BE FORE INVESTING. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND IS CONTAINED IN THE FUND’S PROSPECTUS, WHICH CAN BE OBTAINED BY CALLING ICAPITAL AT 833.446.5656. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

This material and the information contained herein (this “Presentation”) is for informational and discussion purposes only and is not, and may not be relied on in any manner as, legal, tax or investment advice, any recommendation or opinion regarding the appropriateness or suitability of any investment or strategy, or as an offer to sell or a solicitation of an offer to buy an interest in iDirect Multi-Strategy Fund, LLC (the “Fund”).

iCapital Fund Advisors LLC (“iCapital Fund Advisors”), a subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital Network), serves as investment adviser to the Fund. This Presentation has been prepared by iCapital Fund Advisors (together with its affiliates, “iCapital”).

No offering of the Fund is being made hereby. Any offer or solicitation of Fund interests shall be made only pursuant to the Fund’s Prospectus, which will be furnished only to qualified prospective investors on a confidential basis. This Presentation is qualified in its entirety by reference to the Fund’s Prospectus, which contains more detailed information about the Fund’s investment objective, terms and conditions and also contains tax information and risks disclosure that are important to any investment decision regarding the Fund. No person has been authorized to make any statement concerning the Fund other than as set forth in the relevant prospectus and any such statements, if made, may not be relied upon. The information contained herein is subject to change without notice, and iCapital has no duty to update any information herein.

This Presentation has been provided to you with the express understanding that information contained herein, or made available in connection with any further investigation, is strictly confidential and is intended for your exclusive use in connection with a potential investment in the Fund. Your receipt of this document is your acknowledgment and agreement that this document and the information contained herein will be maintained in strict confidence and will not be disclosed by you to any third party without the express written consent of the Fund. This Presentation is furnished on a confidential basis to the recipient (the “Recipient”) and is not for redistribution or public use. This Presentation must be kept strictly confidential. By taking possession of this document, the Recipient agrees not to reproduce or redistribute this Presentation in any format without the approval of the Fund’s managing member.

The Interests in the Fund have not been evaluated, approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”) or by the securities regulatory authority of any state or of any other jurisdiction. Interests in the Fund are registered under the U.S. Securities Act of 1933, as amended. The Fund is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investing in the Fund may be considered speculative and involves a high degree of risk. An investment in the Fund includes the risks inherent in an investment in securities. There can be no assurance that an investment strategy will be successful. An investment in the Fund carries the risk of loss up to and including the total value of investment. Please refer to the Fund’s Prospectus, including the risk factors contained therein, for a more detailed description of the risks associated with an investment in the Fund.

In considering any performance data contained in this Presentation, you should bear in mind that past, performance is not indicative of future results, and there can be no assurance that the Fund will achieve comparable results or avoid losses. Prospective investors should also bear in mind that past, hypothetical or targeted portfolio characteristics are not indicative of future portfolio characteristics and there can be no assurance that the Fund will have comparable portfolio characteristics or that target portfolio characteristics will be achieved. Nothing contained herein should be deemed to be prediction or projection of future performance of the Fund. The value of investments can go down as well as up. In addition, there can be no assurance that any unrealized investments included herein will be realized at the valuations shown, as actual realized returns will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which any valuations contained herein are based. Unless otherwise specified in this Presentation: (i) historical returns presented herein may not include fees and expenses that would be associated with an investment in the Fund, which would have the effect of lowering the net returns experienced by an investor; (ii) internal rates of return (“IRRs”) or other performance metrics presented on a “gross” basis do not reflect deduction of any management fees, performance fees, taxes and allocable expenses borne by investors of the Fund, which in the aggregate may be substantial; and (iii) net IRRs or other net performance metrics are after deduction of management fees, performance fees, and allocable expenses.

The information in this Presentation may contain forward-looking statements regarding future events, targets or expectations regarding the Fund or the strategies described herein and is only current as of the date indicated. There is no assurance that such events will occur or that targets will be achieved. The information in this Presentation, including statements concerning financial market trends, is based on current market conditions, which will fluctuate and may be superseded by subsequent market events or for other reasons. Due to various risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements, and there can be no assurance that any unrealized investments used to calculate the return information set forth herein will ultimately be realized for their assumed values. As a result, investors should not rely on such forward-looking statements.

The Fund must satisfy certain requirements to maintain its status as a registered investment company under the Investment Company Act of 1940, as amended.

Securities products and services are offered by iCapital Markets LLC, an SEC-registered broker-dealer, member FINRA and SIPC, and an affiliate of iCapital, Inc. and Institutional Capital Network, Inc. These registrations and memberships in no way imply that the SEC, FINRA, or SIPC have endorsed any of the entities, products, or services discussed herein. iCapital, iCapital Markets LLC, and iCapital Network are registered trademarks of Institutional Capital Network, Inc.

© 2026 Institutional Capital Network, Inc. All Rights Reserved.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of iDirect Multi-Strategy Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of iDirect Multi-Strategy Fund, LLC (the “Fund”) as of March 31, 2026, and the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year ended March 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of March 31, 2025 and for the period from July 1, 2024 (commencement of operations) to March 31, 2025 and the financial highlights for each of the periods ended on March 31, 2025 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report, dated May 30, 2025, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian and investee funds. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 29, 2026

We have served as the auditor of one or more investment companies in the iCapital Funds complex since 2026.

Change in Independent Registered Public Accounting Firm (unaudited)

On December 16, 2025, the Fund dismissed Deloitte & Touche, LLP (“Deloitte”) as the independent registered public accounting firm with respect to the Fund. On December 16, 2025, the audit committee (the “Audit Committee”) of the Board of the Fund approved the appointment of PricewaterhouseCoopers LLP (“PwC”), as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2026, effective immediately concurrent with the dismissal of Deloitte.

During the Fund’s most recent fiscal year ended March 31, 2025, and the subsequent interim period through December 16, 2025, neither the Fund nor anyone on its behalf consulted PwC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Deloitte’s report on the Fund’s financial statements for the fiscal year ended March 31, 2025 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal year ended March 31, 2025, and the subsequent interim period through December 16, 2025, there were no (i) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports covering the Fund’s consolidated financial statements for such periods and (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund provided Deloitte with a copy of the foregoing disclosure in accordance with the requirements of Instruction 2 to Item 304 of Regulation S-K.

iDirect Multi-Strategy Fund, LLC
PORTFOLIO REVIEW (Unaudited)
March 31, 2026

The table below shows the total returns for iDirect Multi-Strategy Fund, LLC and HFRI Fund Weighted Composite Index for the same time period ended March 31, 2026. (1)

	Year Ended March 31, 2026	Annualized Since Inception January 31, 2025
iDirect Multi-Strategy Fund - Class I	9.06%	8.26%
iDirect Multi-Strategy Fund - Class A	7.48%	6.53%
iDirect Multi-Strategy Fund - Class A with Load	3.72%	2.80%
HFRI Fund Weighted Composite Index (2)	13.97%	12.00%

(1)	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your limited liability company interests (“share”), when repurchased, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the repurchases of Fund shares. For performance information current to the most recent month-end, please call 1-212-994-7400.

(2)	HFRI Fund Weighted Composite Index is a global, equal-weighted index of single-manager funds that report to HFR Database. Constituent funds report monthly net of fee returns in US Dollar and have a minimum of $50 Million under management and a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds. Returns are net of fees and are denominated in USD. SOURCE: HFR, Inc. www.HFR.com. The HFR Indices are being used under license from HFR Holdings, LLC, which does not approve of or endorse any of the products or the contents discussed in these materials.

Comparison of the Change in Value of a $10,000 Investment | January 31, 2025–March 31, 2026
Past performance is not necessarily indicative of future results.

Holdings by Asset Type	% of Net Assets
Investment Funds
Multi-Strategy	67.64%
Macro	15.25%
Equity Hedge	13.40%
Short-Term Investments	5.40%
Liabilities in Excess of Other Assets	(1.69%)
Total	100.00%

iDirect Multi-Strategy Fund, LLC
PORTFOLIO OF INVESTMENTS
March 31, 2026

					Initial
					Acquisition
		Cost	Fair Value	% of Net Assets	Date	Liquidity (1)
INVESTMENT FUNDS - 96.29%
QUANTITATIVE STRATEGY - 13.40%
WMA Systematic Alpha Broad US Equity Return Onshore Fund L.P. - Class B		$3,000,000	$3,026,700	0.96%	3/1/2026	Monthly
WMA Systematic Equity Alpha Long/Short Onshore Fund, L.P.		23,005,000	24,708,393	7.86%	7/1/2024	Monthly
WMA US Active Extension Onshore Fund, L.P.		14,250,000	14,375,370	4.58%	6/1/2025	Monthly
TOTAL QUANTITATIVE STRATEGY		40,255,000	42,110,463	13.40%

MACRO - 15.25%
Brevan Howard Alpha Strategies Fund (Delaware No. 2), L.P.		22,205,000	22,985,225	7.32%	7/1/2024	Monthly
The Campbell Absolute Return Onshore Fund LLC		23,705,000	24,934,862	7.93%	7/1/2024	Monthly
TOTAL MACRO		45,910,000	47,920,087	15.25%

MULTI-STRATEGY - 67.64%
Atlas Enhanced Fund, L.P.		67,680,000	68,927,176	21.93%	7/1/2024	Quarterly
Cross Bay Associates Fund LLC		58,759,000	64,037,575	20.38%	7/1/2025	Quarterly
Point72 Capital, L.P.		33,380,000	39,972,732	12.72%	7/1/2024	Quarterly
Verition Multi-Strategy Fund, LLC		37,565,000	39,613,796	12.61%	7/1/2024	Quarterly
TOTAL MULTI-STRATEGY		197,384,000	212,551,279	67.64%

TOTAL INVESTMENT FUNDS		$283,549,000	$302,581,829	96.29%

	Shares
SHORT-TERM INVESTMENTS - 5.40%
Fidelity Government Portfolio Institutional Class, 3.57% (2)	1,014,185	1,014,185	1,014,185	0.32%
Fidelity Treasury Portfolio Class I, 3.55% (2)	15,953,502	15,953,502	15,953,502	5.08%
TOTAL SHORT-TERM INVESTMENTS		$16,967,687	$16,967,687	5.40%

TOTAL INVESTMENTS - 101.69% (Cost - $300,516,687)			$319,549,516
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.69)%			(5,303,708)
NET ASSETS - 100.00%			$314,245,808

(1)	Available frequency of redemptions after the initial lock up period, if any. Different tranches may have varying liquidity terms.

(2)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2026.

See accompanying notes to financial statements.

iDirect Multi-Strategy Fund, LLC
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2026

ASSETS
Investments:
Investments at fair value (cost $300,516,687)	$319,549,516
Cash	1,270,000
Prepaid investments	17,000,000
Deferred offering costs	14,875
Interest income receivable	47,255
Prepaid expenses and other assets	118,684
TOTAL ASSETS	$338,000,330

LIABILITIES
Contributions received in advance	22,102,048
Payable for fund shares redeemed	430,615
Deferred offering costs payable	391,285
Management fee payable to adviser	205,805
Service fees payable to related parties	45,033
Manager fees	13,000
Investor service fee payable	140,372
Accrued expenses and other liabilities	426,364
TOTAL LIABILITIES	23,754,522

NET ASSETS	$314,245,808

Composition of Net Assets:
Paid-in capital	$310,853,706
Accumulated earnings	3,392,102
NET ASSETS	$314,245,808

Class I:
Net assets	$200,657,510
Shares [$0 par value]	20,377,780
Net asset value (Net Assets ÷ Shares Outstanding), offering price and repurchase price per share	$9.85

Class A:
Net assets	$113,588,298
Shares [$0 par value]	11,509,366
Net asset value (Net Assets ÷ Shares Outstanding) and repurchase price per share	$9.87
Maximum offering price per share (net asset value plus maximum sales load of 3.50%)	$10.23

See accompanying notes to financial statements.

iDirect Multi-Strategy Fund, LLC
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

INVESTMENT INCOME
Interest income	$294,368
TOTAL INVESTMENT INCOME	294,368

EXPENSES
Management fees	1,592,035
Organizational costs	140,740
Investor servicing fees	820,752
Tax expenses	267,716
Audit and tax fees	242,779
Amortization of deferred offering costs	397,266
Legal fees	247,692
Registration fees	79,803
Administrative service fees	87,795
Printing and postage expense	45,401
Fund accounting fees	36,672
Transfer agent fees	31,669
Custodian fees	43,235
Chief compliance officer fees	22,695
Managers’ fees and expenses	41,622
Insurance expense	1,981
Other expenses	7,781
TOTAL EXPENSES	4,107,634

Expense offset	(670,374)
Management fee waiver	(145,342)
NET EXPENSES	3,291,918

NET INVESTMENT LOSS	(2,997,550)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
NET REALIZED GAIN ON:
Capital gain distributions from underlying investments	347,798
NET REALIZED GAIN ON INVESTMENTS	347,798

NET CHANGE IN UNREALIZED APPRECIATION ON:
Investments	15,419,486
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	15,419,486

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,769,734

See accompanying notes to financial statements.

iDirect Multi-Strategy Fund, LLC
STATEMENT OF CHANGES IN NET ASSETS

	For the		For the Period
	Year Ended		from July 1, 2024 (1) to
	March 31, 2026		March 31, 2025
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(2,997,550)		$(419,032)
Net capital gain distributions from underlying investments	347,798		—
Net change in unrealized appreciation on investments	15,419,486		3,613,343
Net increase in net assets resulting from operations	12,769,734		3,194,311

DISTRIBUTIONS TO INVESTORS
From net investment income:
Class I	(5,785,970)		—
Class A	(7,470,615)		—
Total Distributions to Investors	(13,256,585)		—

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from capital contributions
Class I	7,694,000		31,095,000
Class A	28,950,000		73,500,000
Proceeds from shares sold
Class I	159,090,161		—
Class A	1,515,000		—
Reinvestment of dividends and distributions
Class I	4,338,832		—
Class A	5,785,970		—
Cost of shares redeemed
Class I	(430,615	) (2)	—
Total increase in net assets from share transactions	206,943,348		104,595,000

NET INCREASE IN NET ASSETS FROM OPERATIONS, DISTRIBUTIONS, AND BENEFICIAL INTEREST TRANSACTIONS	206,456,497		107,789,311

NET ASSETS
Beginning of period	107,789,311		—
End of period	$314,245,808		$107,789,311

SHARE ACTIVITY
Class I:
Beginning of period (3)	—
Proceeds from capital contributions	4,202,435
Shares sold	15,771,760
Shares reinvested	447,302
Shares repurchased	(43,717)
End of period	20,377,780

Class A:
Beginning of period (3)	—
Proceeds from capital contributions	10,764,466
Shares sold	150,858
Shares reinvested	594,042
End of period	11,509,366

(1)	Commencement of operations.

(2)	Early repurchase fees of $8,113 for the year ended March 31, 2026 are netted against the total cost of shares redeemed.

(3)	The Fund became unitized as of September 1, 2025, and the share activity is from September 1, 2025 to March 31, 2026.

See accompanying notes to financial statements.

iDirect Multi-Strategy Fund, LLC
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$12,769,734
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(179,129,004)
Proceeds from return of capital distributions from underlying investments	1,852,802
Net purchases of short-term investments	(11,858,557)
Net change in unrealized appreciation on investments	(15,419,486)
Capital gain distributions from underlying investments	(347,798)
Amortization of prepaid expenses and deferred offering costs payable	479,050
Decrease in prepaid investments	9,600,000
Increase in deferred offering costs	(89,250)
Increase in prepaid expenses and other assets	(200,468)
Increase in interest income receivable	(18,615)
Increase in payable for fund shares redeemed	430,615
Increase in organizational costs	229,992
Increase in management fee payable to Adviser	716,046
Increase in service fees payable to related parties	45,033
Decrease in manager fees	(12,500)
Increase in investor service fees payable	128,326
Increase in accrued expenses and other liabilities	245,269
Net cash used in operating activities	(180,578,811)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares issued, net of change in subscriptions received in advance	185,161,209
Payment of shares repurchased, net of change in payable for shares repurchased	(430,615)
Distributions paid to shareholders, net of reinvested distributions	(3,131,783)
Net cash provided by financing activities	181,598,811

NET INCREASE IN CASH	1,020,000
CASH - BEGINNING OF YEAR	250,000
CASH - END OF YEAR	$1,270,000

See accompanying notes to financial statements.

iDirect Multi-Strategy Fund, LLC
FINANCIAL HIGHLIGHTS

	Class I	Class A
	For the	For the
	Year Ended	Year Ended
	March 31, 2026	March 31, 2026
Net asset value, beginning of period (1)	$10.00	$10.00
Gain/(loss) from investment operations:
Net investment loss (2)	(0.04)	(0.20)
Net realized and unrealized gain on investments	0.49	0.60
Net increase in net assets resulting from operations	0.45	0.40
Less distributions to Investors from:
Net investment income	(0.60)	(0.53)
Total distributions	(0.60)	(0.53)
Net asset value, end of period	$9.85	$9.87
Total return (3)	9.06%	7.48%
Net assets, end of period (000s)	$200,658	$113,588
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (4),(5)	1.58%	2.46%
Ratio of net expenses to average net assets (5)	1.15%	2.06%
Ratio of net investment loss to average net assets (5)	(0.84%)	(2.05%)
Portfolio turnover rate	0%	0%

(1)	The fund became unitized as of September 1, 2025, the share activity is from September 1, 2025 to March 31, 2026.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Total returns shown exclude the effect of applicable sales charges and tender fees and assumes reinvestment of all distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Income and expense ratios do not reflect the Fund’s proportionate share of income and expenses of the Investee Funds.

See accompanying notes to financial statements.

iDirect Multi-Strategy Fund, LLC
FINANCIAL HIGHLIGHTS

	Class I		Class A
	For the Period		For the Period
	from July 1, 2024 (1)		from December 1, 2024 (1)
	to March 31, 2025		to March 31, 2025
Total return (2)	8.39%		2.31%

Net assets, end of period	$32,587,937		$75,201,374

Supplemental Data:
Ratio of gross expenses to average net assets	2.34	% (3)	2.87	% (3)
Ratio of net expenses to average net assets	1.12	% (3)	1.62	% (3)
Ratio of net investment loss to average net assets	(0.87	%) (3)	(1.52	%) (3)
Portfolio turnover rate (2)	0%		0%

(1)	Commencement of operations.

(2)	Not annualized.

(3)	The net investment loss and expense ratios, excluding nonrecurring expenses, have been annualized for periods less than twelve months.

See accompanying notes to financial statements.

iDirect Multi-Strategy Fund, LLC
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

(1)	Organization

iDirect Multi-Strategy Fund, LLC (the “Fund”) was organized as a Delaware limited liability company on March 28, 2024, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified investment management company. The Fund commenced operations on July 1, 2024. iCapital Fund Advisors LLC is the investment adviser of the Fund (the “Adviser”). On August 20, 2025, the Fund’s registration statement on Form N-2 was declared effective by the U.S. Securities and Exchange Commission (the “SEC”). Prior to August 20, 2025, iCapital HF GP, LLC (the “Managing Member”) held the managing member interest and served as the managing member of the Fund. Prior to August 20, 2025, iCapital Markets LLC served as the placement agent for the Fund and now serves as the distributor (the “Distributor”).

The Fund currently offers two classes of limited liability company interests (the “Shares”): Class A and Class I. Following the acceptance by the Fund of a subscription agreement executed by a prospective Shareholder and the admission of such Shareholder to the Fund, such Shareholder shall become a Member (“Member”) in the Fund and shall be subject to the provisions of the subscription agreement and the amended and restated limited liability company agreement of the Fund, as amended or restated from time to time (the “LLC Agreement”). Class A may be subject to a maximum sales load of up to 3.50% at the time of investment and is subject to an annual distribution and servicing fee payable monthly. The gross subscription shall include any sales load. The Distributor and/or a broker or dealer that has entered into a selected dealer agreement with the Distributor may, in its discretion, waive all or a portion of the sales load for certain investors. Class I is offered without a sales load. The minimum initial investment in the Fund by any investor is $10,000, and the minimum additional investment in the Fund by any investor is $10,000. Prior to August 20, 2025, the minimum initial subscription to the Fund by a prospective Member was $100,000, and the minimum subsequent subscription to the Fund was $50,000. Class I Shares were launched on July 1, 2024, and Class A Shares were launched on December 1, 2024.

The Fund’s investment objective is to seek capital appreciation. The Fund invests substantially all of its investable assets in the private investment funds of a limited number of hedge fund managers (each such fund, an “Investee Fund” and collectively, the “Investee Funds”). The Investee Funds, other than Point72 Capital, L.P., in turn invest substantially all of the net proceeds received from the sale of limited partnership interests in Atlas Enhanced Master Fund, Ltd., Brevan Howard Alpha Strategies Master Fund Limited, Campbell Equity Alpha Master Fund LP, Millennium Partners, L.P., Verition Multi-Strategy Master Fund Ltd., WMA Systematic Alpha Broad US Equity Return Onshore Fund L.P., WMA Systematic Equity Alpha Long/Short Master Fund LP and WMA US Active Extension Onshore Fund, L.P. (collectively, the “Master Funds”).

Operating Segments—The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations, and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

(2)	Significant Accounting Policies

Basis of Presentation—Under FASB’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies, the Fund follows accounting and reporting guidance for investment companies. The Fund’s financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of investment income and expenses during the reporting period. Actual results could differ from those estimates.

iDirect Multi-Strategy Fund, LLC
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

Investment Transactions and Related Investment Income and Expenses—Investment transactions are accounted for on a trade-date basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Realized gains or losses from investment transactions are recorded on a specific identification basis. Changes in the fair value of the investments are accounted for as a net change in unrealized appreciation on investments on the Statement of Operations. Cash advanced for investments for which legal settlement or transfer of ownership has not occurred as of period end is recorded as prepaid investments. These amounts are carried at cost which approximates fair value.

Distributions from Investee Funds—Distributions from Investee Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution provided by the Investee Funds. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

Cash—Cash consists of monies held at UMB Bank, N.A. Such cash may exceed federally insured limits. The Fund has not experienced any losses on its deposits of cash, and the Adviser believes the risk of such loss to be remote. There are no restrictions on the cash held by the Fund.

Short-Term Investments—Short-term investments represent investments in high-quality money market instruments and money market mutual funds and are recorded at net asset value (“NAV”) per Share, which approximates fair value. Money market instruments are high-quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Dividends and Distributions to Shareholders—Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Income Taxes—Prior to February 1, 2025, in accordance with ASC Topic 740, Accounting for Uncertainty in Income Taxes, the Fund did not record a provision for U.S. federal, state, or local income taxes because the members report their share of the Fund’s income or loss on their income tax returns. Generally, the Fund is subject to income tax examinations by major taxing authorities for the three years prior to the year covered by these financial statements.

Effective February 1, 2025, the Fund is qualified and intends to elect to be treated as a Regulated Investment Company (“RIC”) under the provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits for the period from February 1, 2025 to December 31, 2025, and through March 31, 2026. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, state, and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

iDirect Multi-Strategy Fund, LLC
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

(3)	Fair Value Measurements

The Fund utilizes various methods to measure the fair value of its investments. GAAP establishes a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC Topic 820, Fair Value Measurement, these inputs are summarized below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The Adviser establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and verifiable. Valuation for the Investee Funds is reviewed by management to ensure that the reported NAV is a practical expedient of fair value.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used to value the Fund’s investments by fair value hierarchy as of March 31, 2026:

				Investments
				Valued
	Level 1	Level 2	Level 3	at NAV (1)	Total
Assets:
Investment Funds	$—	$—	$—	$302,581,829	$302,581,829
Short-Term Investments	16,967,687	—	—	—	16,967,687
Total	$16,967,687	$—	$—	$302,581,829	$319,549,516

(1)	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Statement of Assets and Liabilities.

Investments Valued at NAV—The Fund records its investment in the Investee Funds at fair value in accordance with FASB ASC 820, Fair Value Measurement, based on the Fund’s proportionate share of its interest in the net assets of the Investee Funds. FASB ASC 820 permits a reporting entity to measure the fair value of an investment interest that does not have a readily determinable fair value based on NAV per share, or its equivalent, of the investment interest as a practical expedient, without further adjustment. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value.

iDirect Multi-Strategy Fund, LLC
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

At the end of each accounting period of the Fund, net capital appreciation or depreciation of the Fund is allocated to the capital accounts of all members in proportion to each member’s capital account balance at the beginning of the accounting period (exclusive of any interest in special investment accounts), if any. Since the Fund invests substantially all of its assets in the Investee Funds, net capital appreciation or depreciation of the Fund is generally based upon net capital appreciation or depreciation, respectively, of the Investee Funds (as adjusted for any expenses, assets, or liabilities incurred by the Fund and the management fee).

The value assigned to the Fund’s investment in the Investee Funds is based on available information and does not necessarily represent the amount that might ultimately be realized, as such amount depends on future circumstances and cannot reasonably be determined until the Investee Funds’ investments are actually liquidated. Further, the Fund’s investment in the Investee Funds is indirectly subject to restrictions, if any, on the liquidity of the Investee Funds’ investments. The Fund’s investments in the Investee Funds totaled $302,581,829 as of March 31, 2026, and can be liquidated pursuant to the Investee Funds’ liquidation terms.

A listing of the investments held by the Fund and their attributes, as of March 31, 2026, is shown in the table below:

Investment	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
Atlas Enhanced Fund, L.P.	Use a high amount of leverage to achieve capital appreciation by utilizing a variety of investment strategies within and outside United States markets	$68,927,176	N/A	N/A	Quarterly	65 Days	12.50% gate
Brevan Howard Alpha Strategies Fund (Delaware No. 2), L.P.	Generate absolute returns through the allocation of capital to a number of strategies across a broad range of asset classes	22,985,225	N/A	N/A	Monthly	90 Days	12.50% gate in 3 month rolling period
The Campbell Absolute Return Onshore Fund LLC	Operates as an investment pool and engages in speculative trading of futures, forwards, and swaps	24,934,862	N/A	N/A	Monthly	30 Days	N/A
Cross Bay Associates Fund LLC	Trading equities, fixed income products, options, futures, and other financial instruments	64,037,575	N/A	N/A	Quarterly	105 Days	5.00% gate
Point72 Capital, L.P.	Achieving attractive return on risk-adjusted basis through the purchase and sale of US and non-US securities and options to buy/sell securities, derivatives, and commodities	39,972,732	N/A	N/A	Quarterly	45 Days	25.00% gate

iDirect Multi-Strategy Fund, LLC
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

Investment	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
Verition Multi-Strategy Fund, LLC	Superior risk-adjusted returns through implementation of a diversified range of alternative investment strategies	39,613,796	N/A	N/A	Quarterly	45 Days	8.33% gate
WMA Systematic Alpha Broad US Equity Return Onshore Fund L.P. - Class B	A diversified long/short equity strategy which focuses on diversifying returns relative to US equities.	3,026,700	N/A	N/A	Monthly	30 Days	N/A
WMA Systematic Equity Alpha Long/Short Onshore Fund, L.P.	Large cap, developed market equities, including publicly traded equities, equity swaps, and equity options	24,708,393	N/A	N/A	Monthly	30 Days	N/A
WMA US Active Extension Onshore Fund, L.P.	Seeks to outperform the Russell 1000 Net Total Return Index over a full 3-5 year market cycle.	14,375,370	N/A	N/A	Monthly	30 Days	N/A
		$302,581,829

(4)	Investment Transactions

The cost of purchases and proceeds from the sale of investments, other than short-term securities, for the year ended March 31, 2026, amounted to $179,129,004 and $0, respectively.

(5)	Management Fees, Related Party Fees, and Expenses

Management Fees—The Fund pays the Adviser a Management Fee, calculated as of the end of each month, at an annual rate of 0.80% of the Fund’s NAV (i.e., 0.0666% on a monthly basis) (the “Management Fee”). The Management Fee is paid from the Fund’s net assets and is based on the value of the Fund’s net assets as of the close of business on the last business day of each month, including assets related to Shares scheduled for repurchase at month-end. Prior to September 1, 2025, the Management Fee was calculated and payable monthly in arrears at the same annual rate, deducted from each Member’s capital account. Pursuant to the investment management agreement, the Fund incurred Management Fees of $489,171 for the period from April 1, 2025 through August 31, 2025, and $1,102,864 for the period from September 1, 2025 through March 31, 2026. The Management Fees are included in the Statement of Operations.

The Investee Funds have indirect expenses related to management fees and performance fees recorded at the Investee Fund level which generally range between 0.00% to 2.85% per annum and 0.00% to 30.00% per annum, respectively, and are not recorded directly by the Fund.

Until July 1, 2025, the Management Fee was waived by an amount equal to an annual rate of 0.40% (i.e., 0.0333% on a monthly basis) of the NAV of each member’s capital account, thereby reducing the Management Fee to an annual rate of 0.40% (i.e., 0.0333% on a monthly basis). Pursuant to the investment management agreement, the Fund waived $145,342 of Management Fees for the period from April 1, 2025, through August 31, 2025, as reflected in the Fund’s Statement of Operations.

iDirect Multi-Strategy Fund, LLC
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

Related Party Fees—Under the terms of a distribution agreement (the “Distribution Agreement”) with the Distributor, the Distributor will directly distribute Class A and Class I Shares to investors. The Distributor is authorized to retain brokers, dealers, and certain financial advisers to provide distribution, ongoing investor, and account maintenance services to shareholders holding Class A or Class I Shares. The Fund will pay (i) a monthly shareholder services fee out of the net assets of Class A Shares at the annual rate of 0.25% (i.e., 0.0208% on a monthly basis) of the aggregate NAV of Class A Shares, and (ii) a monthly distribution fee at the annual rate of 0.50% (i.e., 0.0417% on a monthly basis) of the aggregate NAV of Class A Shares; determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the “Investor servicing fees”). The Fund will not pay any fee to the Distributor with respect to the distribution of Class I Shares. Prior to September 1, 2025, each Class A member paid an amount equal to an annual rate of 0.75% (i.e., 0.0625% on a monthly basis) for each Class A member. As of March 31, 2026, the Fund incurred $820,752 in investor servicing fees paid to the Distributor, which are included in the Statement of Operations.

Expenses—The Fund bears its own ordinary operating expenses including administrative expenses, custodial costs, legal expenses, accounting expenses, auditing and tax preparation expenses, insurance premiums, shareholder meeting costs, and other expenses related to the Fund (collectively, the “Ordinary Operating Expenses”); and extraordinary expenses including, but not limited to, taxes, if any, imposed on the Fund, the costs of litigation brought by or against the Fund, any expenses associated with the Fund’s indemnification obligations, and any expenses relating to enforcing or protecting the Fund’s rights with respect to portfolio investments and investment expenses.

The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit, until August 20, 2026 (the “Limitation Period”), the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A Shares and Class I Shares during the Limitation Period to an amount not to exceed 0.40% per annum of the Fund’s net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, Distribution, and Servicing Fees and Investee Fund expenses (i.e., acquired fund fees and expenses, including contribution requirements for investments, expenses, and management fees); (ii) other investment-related expenses of the Fund; (iii) taxes; and (iv) litigation and other extraordinary expenses. The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap at the time of such reimbursement or the Expense Cap in place at the time the expense amounts were previously paid or borne by the Adviser (whichever is lower). For the year ended March 31, 2026, the Fund was reimbursed $463,668 by the Adviser, which is included in the expense offset on the Statement of Operations and is subject to potential recovery through March 31, 2029.

Prior to September 1, 2025, to the extent that Capped Expenses (as defined below) payable in any fiscal year exceeded 0.40% per annum of the month-end NAV of the Fund for such fiscal year (the “Prior Expense Cap”) (“Excess Fund Expenses”), the Adviser or its affiliates voluntarily agreed to bear any such Excess Fund Expenses. “Capped Expenses” means Fund expenses, as listed above, excluding (i) the Management Fee, Investor Servicing Fee, and Investee Fund expenses, including contribution requirements for investments, expenses and management fees ; (ii) other investment-related expenses of the Fund; (iii) taxes; and (iv) litigation and other extraordinary expenses. The Fund was reimbursed by the Adviser $206,706 for the period from April 1, 2025 through August 31, 2025, which is included in the expense offset on the Statement of Operations and is subject to potential recovery through March 31, 2029.

iDirect Multi-Strategy Fund, LLC
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

Organizational and Offering Expenses—Organizational costs are expensed as incurred. Offering costs are accounted for as a deferred charge from the commencement of operations and are thereafter amortized to expense over twelve months on a straight-line basis. Organizational costs consist of costs incurred in forming the Fund, including bylaws drafting, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of the Board of Managers (each member a “Manager” and, collectively, the “Board”), and seed audit costs. Offering costs consist of costs incurred in connection with the offering, including the preparation, review, and filing of the Fund’s registration statement on Form N-2 with the SEC, the preparation, review, and filing of any associated marketing or similar materials, the printing, mailing or other distribution of the Fund’s Prospectus, Statement of Additional Information, and marketing materials, and related filing fees and legal fees. The aggregate amounts of organizational costs and offering costs recorded for the year ended March 31, 2026, were $140,740 and $397,266, respectively.

The Board provides supervision of the affairs of the Fund. The Managers of the Fund, who are not affiliated with the Adviser, receive an annual retainer and per-meeting fees for special meetings and are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board, the Audit Committee Chair, and the Nominating and Governance Committee Chair receive additional annual retainers. The Managers do not receive any pension or retirement benefits from the Fund. Manager fees and expenses incurred for the year ended March 31, 2026, are included in Managers’ fees and expenses in the Statement of Operations.

Ultimus Fund Solutions (“UFS”)—UFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with UFS, the Fund pays UFS customary fees for providing such services to the Fund. During the year ended March 31, 2026, certain officers of the Fund were also officers of UFS and were not paid any fees directly by the Fund for serving in such capacities. For the year ended March 31, 2026, the Fund incurred $87,795 of administrative service fees, $31,669 of transfer agent fees, and $36,672 of fund accounting fees, which are included in the Statement of Operations. As of March 31, 2026, service fees payable to related parties includes a payable of $40,011 to UFS for administration, transfer agent fees, and fund accounting fees. Prior to September 1, 2025, Ultimus Leverpoint Private Fund Solutions, LLC was the administrator of the Fund. As of March 31, 2026, service fees payable to related parties includes administration fees of $0 due to Ultimus Leverpoint Private Fund Solutions, LLC.

Northern Lights Compliance Services, LLC (“NLCS”)—NLCS, a related party of UFS, provides compliance services and a chief compliance officer, pursuant to an agreement between NLCS and the Fund. For the year ended March 31, 2026, the Fund incurred $22,695 in NLCS customary fees, which are included in chief compliance officer fees on the Statement of Operations. As of March 31, 2026, service fees payable to related parties includes a payable of $17 due to NLCS for chief compliance officer fees.

Blu Giant, LLC (“Blu Giant”)— Blu Giant, a related party of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the year ended March 31, 2026, the Fund incurred $45,401 of printing and postage expenses, which are included in the Statement of Operations. As of March 31, 2026, service fees payable to related parties includes a payable of $5,005 due to Blu Giant for printing and postage expenses.

(6)	Risks, Uncertainties, and Indemnifications

Please refer to the Fund’s Prospectus and Statement of Additional Information for a more comprehensive listing of risks associated with investing in the Fund.

In the ordinary course of business, the Fund manages a variety of risks. The Fund identifies, measures, and monitors risks through various control mechanisms. Multiple market risk factors exist that could cause the Fund to lose some or all of its invested capital. Market and other risk factors are outlined below:

iDirect Multi-Strategy Fund, LLC
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

The Fund plans to invest primarily in the Investee Funds, which, other than Point72 Capital, L.P., invest in the Master Funds and are believed to possess the attributes necessary to produce significant investment returns. The Investee Funds’ risks are closely tied to those of the Master Funds. Multiple market risk factors exist that could cause the Fund to lose some or all of its invested capital. Market and other risk factors are outlined below:

General Economic and Other Risk Factors—The Fund’s investment in the Investee Funds can be significantly impacted by general economic and political conditions, global and domestic markets, and industry-specific economic conditions. Political developments, cybersecurity attacks, natural disasters, public health crises, and other events outside of the Fund’s control can also adversely impact the Fund and its Investee Funds in material respects. For example, if any of these events occurred, it may have an impact on the Investee Funds’ fair value measurements, financing arrangements, or their ability to achieve their investment objectives, and the impact could be material.

Credit Risk and Concentration Risk —The Fund invests in multiple Investee Funds and, as a consequence, the aggregate return of the Fund may be materially and adversely affected by the unfavorable performance of the multiple Investee Funds.

The Fund may invest indirectly through the Investee Funds in securities that are either not rated or are rated in the lower rating categories by various credit rating agencies. Securities in the lower-rated categories are subject to a greater risk of loss of principal and interest than higher-rated securities, particularly in the case of deterioration in general economic conditions.

Investee Risk —The Fund does not have an active role in the day-to-day management of the Investee Funds in which it invests or the ability to approve the specific investment or management decisions made by the general partners of the Investee Funds. As a result, the returns of the Fund primarily depend on the performance of these asset managers and other management personnel and could be adversely affected by the unfavorable performance of the Investee Funds in which it invests.

The Fund has substantial investments, through its Investee Funds, in small companies which may have limited business histories, products and service lines, financial resources, and management depth.

The Fund, through the investments in the Investee Funds, may invest in certain portfolio companies that are experiencing significant financial or business difficulties and have a substantial amount of debt or borrowing, which typically include restrictive covenants. Such investments are subject to a greater risk of poor performance or loss.

Liquidity Risk—Due to the nature of its investment, the Fund is subject to withdrawal restrictions at the discretion of the general partners of the Investee Funds as described in the subscription agreement of the Investee Funds.

Indemnifications—In the normal course of its business, the Fund enters into contracts and agreements with certain service providers, such as clearing and custody agents, managers, and administrators, that contain a variety of representations and warranties and which provide general indemnifications and guarantees against specified potential losses in connection with their activities as an agent of, or providing services to, the Fund. The Fund’s maximum exposure under these agreements is unknown, as this may involve future claims that could be made against the Fund and have not yet occurred. The Fund expects the risk of any future obligation under these arrangements to be remote and has not recorded any contingent liability in the financial statements for these indemnifications.

(7)	Repurchase of Shares

The Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by shareholders. For the year ended March 31, 2026, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board considers the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30, and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. Any repurchase of Shares from a shareholder that are held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2.00% of the net asset value of any such Shares repurchased by the Fund. There is no minimum number of Shares that must be repurchased in any repurchase offer. For the fiscal year ended March 31, 2026, the early repurchase fees were $8,113. This amount is netted against the Shares Repurchased in the Statement of Changes in Net Assets.

iDirect Multi-Strategy Fund, LLC
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

During the year ended March 31, 2026, the Fund repurchased tendered Shares as follows:

Repurchase Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered	Net Asset Value of Shares Tendered	Repurchase Value of Shares Tendered	Shares Outstanding on Repurchase Date, Before Repurchase
3/31/2026
Class A		0.00%	—	9.87	—	11,509,366
Class I		0.21%	43,717	9.85	430,615	20,377,780
Total	15,715,929

(8)	Distributions to Shareholders and Tax Components of Capital

As of March 31, 2026, the Fund continues to intend to qualify as a RIC.

The Fund’s tax year end is September 30, 2025. Accordingly, the information in this section is as of the Fund’s tax year end.

The Fund did not pay distributions for the tax year ended September 30, 2025.

As of September 30, 2025, the components of accumulated earnings or deficit on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Total
Income	Gains	Late Year Loss	Forwards	Differences	Appreciation	Distributable Earnings
$—	$—	$(761,914)	$—	$—	$11,510,452	$10,748,538

Differences between book basis and tax basis accumulated ordinary income or loss and other book/tax differences are primarily attributable to adjustments for partnerships.

Late year losses incurred after December 31 within the tax year are deemed, for tax purposes, to arise on the first business day of the following tax year. The Fund incurred and elected to defer such late year losses of $761,914.

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses and adjustments for partnerships, resulted in reclassification for the tax year ended September 30, 2025 as follows:

Distributable
Paid-in Capital	Earnings
$(684,642)	$684,642

These reclassifications had no effect on net assets.

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at March 31, 2026, were as follows:

Tax cost basis of investments	$315,004,573
Gross unrealized appreciation	$19,032,829
Gross unrealized depreciation	(14,487,886)
Net unrealized appreciation	$4,544,943

iDirect Multi-Strategy Fund, LLC
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

(9)	New Accounting Pronouncements

The Fund adopted ASU 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements.

(10)	Subsequent Events

Subsequent to March 31, 2026, and through May 29, 2026, the date the financial statements were issued, the Adviser evaluated subsequent events and concluded that there were no events requiring accrual or disclosure.

iDirect Multi-Strategy Fund, LLC
SUPPLEMENTAL INFORMATION (Continued)
March 31, 2026

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Managerships/ Directorships Held Outside the Fund Complex**

Interested Manager

Nick Veronis (60) One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Manager and President	Indefinite Length — Since 2025	Co-Founder and Managing Partner of iCapital Network	5	None

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Managerships/ Directorships Held Outside the Fund Complex**

Independent Managers

Mark D. Gersten (75) c/o iDirect Multi-Strategy Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Manager	Indefinite Length — Since 2025	Independent Consultant (since 2012)	5	Trustee of Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); and Two Roads Shared Trust (since 2012)

Christopher Russell (61) c/o iDirect Multi-Strategy Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Manager	Indefinite Length — Since 2025	Partner and Manager, CWR Partners LLC (Since 2023); Manager and Owner SCWM Capital LLC (since 2024); Managing Director (2018-2024)	5	N/A

Anita K. Krug (56) c/o iDirect Multi-Strategy Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Manager	Indefinite Length — Since 2025	Dean and Professor Chicago Kent Law School (since 2019); Interim Vice Chancellor for Academic Affairs University of Washington Bothell (2018 – 2019); and University of Washington School of Law Interim Dean (2017 – 2018), Professor (2016 – 2019), Associate Professor (2014 – 2016), and Assistant Professor (2010 – 2014)	5	Manager of Two Roads Shared Trust (since 2012) and Centerstone Investors Trust (2016-2021); Manager of Altair/Eagle Funds (since 2024)

iDirect Multi-Strategy Fund, LLC
SUPPLEMENTAL INFORMATION (Continued)
March 31, 2026

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Officers

Daniel Ellenwood (57) c/o Northern Lights Compliance Services. LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Chief Compliance Officer	Indefinite Length — Since 2025 (Chief Compliance Officer and Anti-Money Laundering Officer)	Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer North Square Investments, LLC (2021-2023); Vice President, Fund Compliance Oversight Manager, Nuveen Investments - TIAA (2013-2021).

Jared Lahman (39) Northern Lights Compliance Services, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 69022	Anti-Money Laundering Officer	Indefinite Length-Since 2025	Compliance Analyst, Northern c/o Lights Compliance Services, LLC (since January 2019)

Indira Mahadeo (54) c/o iDirect Multi-Strategy Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Length-Since 2025	Managing Director and Global Head of Fund Finance and Treasury (since 2024) Global Head of Strategic Transformation for MSIM Operations Platforms (2019-2024)

Stephen Jacobs (63) c/o iDirect Multi-Strategy Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Secretary	Indefinite Length — Since 2025	General Counsel, Institutional Capital Networks Inc (since 2019) and Chief Operating Partner and Co-Chair of the Corporate Department, Herrick Feinstein LLP (2016-2019)

Timothy Burdick (38) c/o iDirect Multi-Strategy Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length — Since 2025	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).

PRIVACY NOTICE

What does iDirect Multi-Strategy Fund (the “Fund”) do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   Account transactions and transaction history

●   Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes To offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share

For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-524-9441

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account or deposit money

●   Direct us to buy securities or direct us to sell your securities

●   Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

iDirect Multi-Strategy Fund, LLC
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2026

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 212-994-7400 or by referring to the Fund’s website at https://idirectinvestments.com/idhf/ or the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 212-994-7400.

INVESTMENT ADVISER
iCapital Fund Advisors LLC
60 East 42nd Street, 26th Floor New York, NY 10165

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

iDHF-AR26

iDirect
MULTI-STRATEGY FUND

icapital.com

North America
New York City
Princeton
Greenwich
Boston
Boca Raton
Toronto
Stamford
Jacksonville
Salt Lake City

Europe
Zurich
London
Lisbon
Edinburgh

Asia
Hong Kong
Singapore
Tokyo

IMPORTANT INFORMATION
Securities may be offered through iCapital Markets LLC, a registered broker dealer, member of FINRA and SIPC and subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital). These registrations and memberships in no way imply that the SEC, FINRA or SIPC have endorsed the entities, products or services discussed herein. iCapital is a registered trademark of Institutional Capital Network, Inc. Additional information is available upon request.

© 2026 Institutional Capital Network, Inc. All Rights Reserved.

(b)       Not Applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a) The Registrant’s board of trustees has determined that Mark Gersten is a financial expert, as defined in Item 3 of Form N-CSR. Mark Gersten is independent for the purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees for Fiscal Years Ended March 31, 2026 and March 31, 2025

2026 - $70,000

2025 - $90,000

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years ended March 31, 2026 and March 31, 2025, for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees

2026 - $65,000

2025 - $70,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

For Fiscal Years Ended March 31, 2026 and March 31, 2025

2026 - $65,000

2025 - $70,200

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Report to Shareholders filed under Item 1(a) of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)       Investments in the Portfolio Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Portfolio Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)       The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Managers indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)       The Fund intends to hold its interests in the Portfolio Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non- voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 31, 2026, the personnel of the Advisers who have primary responsibility for management of the Fund are Nicholas Veronis and Jospeh Burns.

Nicholas Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital Network, Inc., where he is Head of Portfolio Management. He spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

Joseph Burns

Joe is a Managing Director and Head of Hedge Fund Research focused on the identification, selection and due diligence of hedge funds. Before joining iCapital in 2017, he was Chief Operating Officer at TCS Capital Management, a global equity hedge fund where he focused on portfolio construction, risk management, and business development. Previously, Mr. Burns was Co-CIO at Pulse Capital Partners, a seeding and accelerating asset management firm offering custom portfolio solutions for institutional clients. He also worked at Ivy Asset Management, a subsidiary company of Bank of New York Mellon Corp., where he served as portfolio manager and head of global research in New York and London. Prior to Ivy, Mr. Burns was a portfolio analyst at Soros Fund Management, where he evaluated external fund managers and managed a European family office portfolio of alternative assets including venture capital, private equity, and hedge funds. He holds a BA in Political Science from Manhattanville College and an MBA from Fordham University.

(a)(2)

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2026:

Nicholas Veronis	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	3	1,910	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Joseph Burns	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

(a)(3) As of March 31, 2026, the compensation of each portfolio manager is typically comprised of (i) a fixed annual salary, (ii) a discretionary bonus determined by reference to personal performance, as well as the performance of iCapital, Inc., and iCapital Fund Advisors, LLC, (iii) a 401K matching plan, and (iv) one or more option grants pursuant to the iCapital option plan, as amended, which typically vest over a four year period, Such amounts are payable by iCapital, Inc. (or a subsidiary of iCapital, Inc.) and not by the Adviser or Fund. iCapital implements annually, a formalized performance evaluation for all employees that includes goal setting, 360 feedback, mid-year evaluations and final year-end assessments carried out by management.

(a)(4)

As of March, 31 2026, Nick Veronis had no beneficial ownership of the Fund.

As of March, 31 2026, Joseph Burns had no beneficial ownership of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable.

(a)(5) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) iDirect Multi-Strategy Fund, LLC
By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/09/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/09/2026

By (Signature and Title)
/s/ Indira Mahadeo
Indira Mahadeo, Treasurer/Principal Financial Officer

Date	06/09/2026